UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	85-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA 94043

(Address of principal executive offices, including ZIP code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 5, 2025, Aditxt, Inc. (the "Company") entered into a Settlement Agreement (the "Settlement Agreement") with Aldevron, LLC to resolve certain disputes arising from previously issued invoices under existing services agreements. Pursuant to the Settlement Agreement, the Company will pay $1 million and issue a Promissory Note (the “Note”) in the principal amount of $824,371.06 (the “Principal Amount”). The Principal Amount will not bear interest unless it is not repaid in full by its maturity date on May 16, 2025, in which case interest will accrue at a rate of one and one-half percent (1.5%) per annum.

The foregoing descriptions of the Settlement Agreement and the Note are not complete and are qualified in their entirety by reference to the full text of the Settlement Agreement and the form of Note, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Note included in Item 1.01 is incorporated by reference in this item to the extent required.

Item 7.01 Regulation FD Disclosure

On March 6, 2025, the Company issued a press release announcing an update on its subsidiary, Adimune, Inc. and its progress in advancing ADI-100. A copy of the press release is furnished to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits.

Exhibit No.	Exhibit
10.1	Settlement Agreement dated March 5, 2025
10.2	Form of Promissory Note
99.1	Press release dated March 6, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2025

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer